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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 1999
                               (January 27, 1999)



                              SIGNATURE INNS, INC.
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             (Exact name of registrant as specified in its charter)



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
                  Indiana                                        0-9659                   35-1426996
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
(State or other jurisdiction of incorporation)           (Commission File Number)      (I.R.S. Employer
                                                                                       Identification No.)
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     250 East 96th Street, Suite 450
         Indianapolis, Indiana                                  46240
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(Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (317) 581-1111



                                 Not Applicable
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          (Former name or former address, if changed since last report)




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Item 5.  Other Events.
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         Signature Inns, Inc., an Indiana corporation (the "Company") has entered into an Agreement and Plan of Merger, dated as of January 27, 1999 (the "Merger Agreement"), with Jameson Inns, Inc., a Georgia corporation ("Jameson"). Pursuant to and subject to the terms and conditions of the Merger Agreement, the Company will be merged with and into Jameson (the "Merger"), with Jameson being the surviving corporation. At the Effective Time (as defined in the Merger Agreement) of the Merger, the holders of Company common stock (the "Company Common Stock") will receive one-half share of Jameson common stock (the "Jameson Common Stock") and a cash payment of $1.50 in exchange for each share of Company Common Stock owned. The amount of the cash payment will be reduced if a dividend is declared and paid to the holders of the Company Common Stock prior to the consummation of the merger. Such a dividend distribution may be required to distribute all earnings and profits, as defined under federal tax law, of the Company prior to the merger to protect the REIT status of Jameson. Holders of the outstanding shares of the Company $1.70 Cumulative Convertible Preferred Stock, Series A (the "Company Series A Preferred Stock"), will receive an equal number of shares of a new series of Jameson cumulative convertible preferred stock (the "Jameson Series S Preferred Stock") having substantially the same terms as the Company Series A Preferred Stock, including an annual preferred dividend right of $1.70 per share and a liquidation preference of $20.00 per share. Upon conversion of each share of the new Jameson Series S Preferred Stock (at any time in the future), holders will be entitled to receive 1.04 shares of Jameson Common Stock and a cash payment of $3.125.

         The Merger is subject to approval by the Company's common and preferred shareholders, each voting separately as a single class, approval by the Jameson common shareholders and certain other conditions.

         On January 28, 1999, the Company and Jameson issued a press release (the "Press Release") concerning the Merger and the execution of the Merger Agreement.

         The foregoing description of the Merger and related transactions does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, the Articles of Amendment to the Amended and Restated Articles of Incorporation of Jameson Inns, Inc. and the Press Release, which are attached hereto as Exhibits 2.1, 2.2 and 99.1 and are incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Not applicable.
(b)      Not applicable.
(c)      Exhibits:  See Exhibit Index following signature page.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SIGNATURE INNS, INC.


Date:    February 1, 1999       By: /s/ John D. Bontreger
                                   --------------------------------------------
                                        John D. Bontreger
                                        President and Chief Executive Officer





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                                  EXHIBIT INDEX

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
         No.      Document
         ---      --------
         2.1      Agreement and Plan of Merger, dated as of January 27, 1999, among Signature Inns, Inc. and Jameson Inns, Inc. (Schedules and other exhibits are omitted from this filing but the Company will furnish supplemental copies of the omitted materials to the Securities and Exchange Commission upon request.)

         2.2 Articles of Amendment to the Amended and Restated Articles of Incorporation of Jameson Inns, Inc.

         99.1     Joint Press Release dated January 28, 1999.

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